Premises and Equipment	12 Months Ended
Dec. 31, 2018
Property, Plant and Equipment [Abstract]
Premises and Equipment
PREMISES AND EQUIPMENT
Premises and equipment consisted of the following at December 31:

(Dollars in thousands)	2018	2017
Land	$81,194	$89,137
Buildings	241,284	261,994
Furniture, fixtures and equipment	137,469	129,866
Total premises and equipment	459,947	480,997
Accumulated depreciation	(159,440)	(149,584)
Total premises and equipment, net	$300,507	$331,413

Depreciation expense was $22.4 million, $21.0 million, and $20.8 million, for the years ended December 31, 2018, 2017, and 2016, respectively.
The Company actively engages in leasing office space available in buildings it owns. Leases have various terms, generally ranging up to 5 years. Total lease income for the years ended December 31, 2018, 2017, and 2016 was $2.1 million, $2.4 million, and $2.8 million, respectively. Income from leases is reported as a reduction in occupancy and equipment expense. The total allocated cost of the portion of the buildings held for lease at December 31, 2018 and 2017 was $7.0 million and $6.9 million, respectively, with related accumulated depreciation of $2.7 million and $2.5 million, respectively.

The Company leases certain branch and corporate offices, land and ATM facilities through operating leases with terms that range from less than one year to 50 years, some of which contain renewal options and escalation clauses under various terms. In addition, some have early termination clauses. Rent expense for the years ended December 31, 2018, 2017, and 2016 totaled $22.5 million, $19.1 million, and $16.6 million, respectively.
Minimum future annual rent commitments under lease agreements for the periods indicated are as follows:

(Dollars in thousands)
2019	$21,750
2020	19,991
2021	16,921
2022	14,195
2023	9,182
2024 and thereafter	34,652
$116,691